UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

Lincoln National International Fund

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INTERNATIONAL FUND,

a series of Lincoln Variable Insurance Products Trust

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                    , 2004

Dear Contract Owner:

We are writing to notify you of a Special Meeting of Stockholders of the International Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The meeting will be held on [day of week],             , 2004, at 9:00 a.m., local time, in the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda item for the meeting.

You are entitled to provide us with instructions for voting shares of the Fund held by The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York to fund your variable annuity contract or variable life insurance policy. (For convenience, we refer to both contract owners and policy participants as “Contract Owners.”) You should read the enclosed Proxy Statement carefully and submit your voting instructions.

The following proposal will be considered and acted upon at the meeting:

Proposal 1.	To approve a new subadvisory agreement for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Delaware International Advisers Ltd. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.

A new subadvisory agreement is needed as a result of Delaware Investment’s pending sale of the Sub-Adviser, its London-based international investment management business. The sale will result in the automatic termination of the Sub-Adviser’s subadvisory agreement with respect to the Fund. If the shareholders of the Fund approve the proxy proposal, the Sub-Adviser will be able to continue as sub-adviser for the Fund. The sale will not result in a change in the Fund’s investment objective or investment policies, nor will the Fund’s overall investment management fees or any other expenses change.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the Fund attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Trust’s Board of Trustees

/s/ Cynthia A. Rose
Cynthia A. Rose
Secretary

INTERNATIONAL FUND,

a series of Lincoln Variable Insurance Products Trust

PROXY STATEMENT

Special Meeting of Stockholders

To be held on                     , 2004

This Proxy Statement is being furnished to you in connection with the solicitation by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) of voting instructions for a special meeting of stockholders of the International Fund (the “Fund”). The Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”). As you know, we hold shares of the Fund in one or more segregated accounts in connection with your ownership, or participation in, an individual or group variable annuity contract or an individual variable life insurance policy. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). The Fund is seeking approval for certain actions it wishes to take, and you are entitled to instruct us on how to vote shares of the Fund attributable to you under your contract or policy.

The meeting will be held on [day of week],                     , 2004, at 9:00 a.m., local time, in the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The date of the first mailing of the proxy card and this Proxy Statement to Contract Owners will be on or about                     , 2004. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

The following proposal will be considered and acted upon at the meeting:

Proposal 1.	To approve a new subadvisory agreement for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Delaware International Advisers Ltd. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.

The proposal requires the approval of a majority of the Fund’s outstanding voting securities. Under the Investment Company Act of 1940 (the “1940 Act”), a “majority of the Fund’s outstanding voting securities” is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities.

In connection with the meeting, we are soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln Life:

Lincoln National Variable Annuity Account C;

Lincoln Life Flexible Premium Variable Life Account K;

Lincoln National Variable Annuity Account L;

Lincoln Life Flexible Premium Variable Life Account M;

Lincoln Life Variable Annuity Account N;

Lincoln Life Variable Annuity Account Q;

Lincoln Life Flexible Premium Variable Life Account R;

Lincoln Life Flexible Premium Variable Life Account S;

Lincoln Life Variable Annuity Account T; and

Lincoln Life Variable Annuity Account W;

We are also soliciting voting instructions from Contract Owners of the following segregated investment accounts of Lincoln New York:

Lincoln Life & Annuity Variable Annuity Account L;

Lincoln Life & Annuity Flexible Premium Variable Life Account M;

Lincoln New York Account N for Variable Annuities;

LLANY Separate Account R for Flexible Premium Variable Life; and

LLANY Separate Account S for Flexible Premium Variable Life.

The segregated investment accounts of Lincoln Life and Lincoln New York are collectively referred to as “the Accounts.” In addition to the solicitation of proxy card by mail, officers of the Trust and employees of the Trust’s administrator, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $0 and $50,000.

To request that a copy of the Fund’s 2003 Annual Report be mailed to you free of charge, call (800) 4LINCOLN (454-6265) or write to P.O. Box 2340, Fort Wayne, Indiana 46801, or you can access the Annual Report or Semi-Annual Report at:

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875A.pdf

The principal office of the Fund is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Fund’s Adviser, Delaware Management Company, a series of Delaware Management Business Trust, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Fund’s service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Lincoln Life provides various administrative services to the Fund; Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Board of Trustees of the Trust recommends that you provide voting instructions to APPROVE the proposal.

VOTING PROCEDURES*

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.	BY INTERNET

•	Read the Proxy Statement.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2.	BY MAIL

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3.	BY TELEPHONE

•	Read the Proxy Statement.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by telephone.)

*	If you provide voting instructions through the Internet voting site, by mail or by telephone, your instructions must be received no later than 11:59 p.m. local time on , 2004.

At the meeting, Lincoln Life and Lincoln New York will vote the Fund’s shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments were invested in the Fund by the Accounts as of the Record Date of                     , 2004. For all Accounts, except Lincoln Life Accounts K, M, R and S and Lincoln New York Accounts M, R or S, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in the Fund to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Lincoln Life Account K, M, R or S or a Lincoln New York M, R or S Contract Owner may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

Lincoln Life and Lincoln New York will vote all properly executed and un-revoked voting instructions received in time for the meeting will be voted as specified in the instructions.

Lincoln Life and Lincoln New York will vote Fund shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to the Fund. If voting instructions cards are properly executed and received in a timely manner, but contain no voting directions, the votes represented by those cards will be cast “FOR” the proposal considered at the meeting. Contract Owners, of course, may provide voting instructions in person at the meeting. Abstentions with respect to the proposal will count as present for purposes of establishing a quorum, but will not count as votes cast.

Any Contract Owner who provides voting instructions has the power to revoke the instructions, by mail (addressed to the Secretary of the Fund at the office of the Fund) or in person at the meeting, by executing superseding voting instructions or by submitting a notice of revocation to the Fund.

The votes will be formally counted at the scheduled meeting and, if the meeting is adjourned, at any later meeting.

PROPOSAL:	To approve a new subadvisory agreement for the Fund between Delaware Management Company (the “Adviser”) and the fund’s current sub-adviser, Delaware International Advisers Ltd. (the Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.

Why am I getting this proxy/What is the proposal?

A new subadvisory agreement is needed as a result of Delaware Investment’s pending sale of the Sub-Adviser (the “Sub-Adviser Acquisition”), its London-based international investment management business, to a company owned by the Sub-Adviser’s current management and others (the “Purchasers”). Under applicable law, the sale will result in the automatic termination of the Sub-Adviser’s current subadvisory agreement (the “Current Subadvisory Agreement”) with respect to the Fund.

In order to maintain the existing services and management for the Fund following the Sub-Adviser Acquisition, management of the Fund recommended to the Board of Trustees that the Sub-Adviser continue to provide the Fund’s day-to-day investment management. On May 17, 2004, the Board of Trustees met to review and consider the Sub-Adviser Acquisition, its impact upon the Trust and the Fund, and Fund management’s recommendation. The Board reviewed information provided by the Sub-Adviser and the Purchasers. Based upon such information and the recommendations of Fund management, the Board, at the May 17th meeting, approved the new subadvisory agreement (the “New Subadvisory Agreement”), subject to shareholder approval. The terms and conditions of the New Subadvisory Agreement are substantially similar to the terms and conditions of the Current Subadvisory Agreement.

If the shareholders of the Fund approve the New Subadvisory Agreement, the Sub-Adviser will continue to provide day-to-day investment management to the Fund. The Sub-Adviser Acquisition will not result in a change in the Fund’s investment objective or investment policies, nor will the Fund’s overall investment management fees or any other expenses change. If the shareholders of the Fund approve the new Subadvisory Agreement, the New Subadvisory Agreement will become effective on the later of the date the Fund’s shareholders approve it or the closing of the Sub-Adviser Acquisition. The Sub-Adviser Acquisition is expected to close later this year.

The Current Subadvisory Agreement was initially approved by the Board of Trustees on             ,             . The initial shareholder of the Fund approved the Current Subadvisory Agreement on [            ,             ], at which time it became effective with respect to the Fund. The Current Subadvisory Agreement was last approved by the Board of Trustees on                     .

What is an “Interim Agreement?”

If the Sub-Adviser Acquisition is completed before the shareholders approve the New Subadvisory Agreement, the Sub-Adviser and the Adviser will enter into an interim subadvisory agreement (the “Interim Agreement”) to provide for uninterrupted subadvisory services to the Fund.

The Interim Agreement, if entered into, will permit the Sub-Adviser to continue managing the Fund until the New Subadvisory Agreement is approved by the Fund’s shareholders or until the Adviser makes other arrangements for portfolio management of the Fund.

The Interim Agreement is identical in form and terms to the Current Subadvisory Agreement, except for certain additional provisions that are permitted or required by applicable law. The term and effective date of the Interim Agreement differ from the Current Subadvisory Agreement. Applicable law would permit the Interim Agreement to remain in effect for only 150 days.

The Interim Agreement will have an “escrow” provision so that any compensation that the Sub-Adviser earns under the Interim Agreement would be held in an interest-bearing escrow account with [            ]. In order for this compensation to be released from the escrow account to the Sub-Adviser, the law requires Fund shareholders to approve the New Subadvisory Agreement before the end of the 150-day period. If the Interim Agreement is entered into and shareholders do not approve the New Subadvisory Agreement, the Sub-Adviser is entitled to receive the lesser of the compensation held in the escrow account, or its actual costs of providing subadvisory services during the period that the fees were escrowed.

What are the Factors that were Considered by the Board?

In considering whether to approve the New Subadvisory Agreement and submit it to shareholders for their approval, the Board of Trustees focused on: (1) the nature, extent, and quality of the services to be provided by the Sub-Adviser; (2) the investment performance of the Fund and (3) the costs of the services to be provided.

In considering the nature, extent and quality of the services to be provided by the Sub-Adviser, the Board specifically considered that the New Subadvisory Agreement contains substantially similar provisions to those in the Current Subadvisory Agreement except for the effective dates and the fees. With respect to the New Subadvisory Agreement, the Board considered the benefits of providing consistency of portfolio management. The Board reviewed materials that the Sub-Adviser provided regarding the experience and qualifications of personnel responsible for managing the Fund, and placed weight on the Sub-Adviser’s representation that they foresee no changes with respect to these personnel after closing the Sub-Adviser Acquisition.

The Board furthermore considered information that the Purchasers provided regarding their plans for the Sub-Adviser. In particular, the Board considered the prior experience of an investment banker affiliate of one of the Purchasers in providing financing to investment advisory firms, and its demonstrated commitment to providing financial support to ensure their success.

Based upon the noted considerations, the Board determined that the nature, extent and quality of the services to be provided by the Sub-Adviser were appropriate and that the New Subadvisory Agreement is in the best interests of Funds shareholders.

In considering the investment performance of the Fund, the Board compared the Fund’s performance relative to its peers and benchmark for the past quarter and for the past 1-, 3-, 5-, and 10-year periods. The Board determined that the performance of the Fund evidenced the high quality of portfolio management services to be provided under the New Subadvisory Agreement.

In considering the costs of the services to be provided and profits to be realized by the Sub-Adviser from the relationship with the Fund, the Board compared the fee information for the Fund with fee information for other clients of the Sub-Adviser. The Board also considered a five-year pro-forma income statement for the Sub-Adviser, which reflected, among other things, the expected profitability and expenses of the Sub-Adviser. The Board also noted that the proposed change to the Sub-Adviser’s subadvisory fee would, at least initially, lower the subadvisory fees received by the Sub-Adviser. Based upon these considerations, and the considerations regarding fees and expenses in general, the Board was able to determine that the fees under the New Subadvisory Agreement are fair and reasonable.

In reaching its decision to recommend approval of the New Subadvisory Agreement, the Board did not identify any single factor as being of paramount importance. After weighing all factors that the Board deemed relevant, the Trustees, including all Independent Trustees, determined (1) that the New Subadvisory Agreement would provide appropriate continuity of services to the Fund and its shareholders and (2) that the Agreement’s terms, including the compensation to be paid under the New Subadvisory Agreement, are fair and reasonable. The Board therefore determined that the New Subadvisory Agreement should be submitted to shareholders for approval.

What is the Board of Trustees Recommending?

The Board of Trustees is recommending that you provide voting instructions to APPROVE the proposal.

Comparison of the Current Subadvisory Agreement and the New Subadvisory Agreement

Advisory Services

Under the proposed New Subadvisory Agreement, the Adviser, as manager, will retain the Sub-Adviser as a sub-adviser and the Sub-Adviser will continue to manage the Fund’s investments on a day-to-day basis, subject to the supervision of the Adviser. The services to be provided to the Fund by the Sub-Adviser under the New Subadvisory Agreement will be identical to those it currently provides under the Current Subadvisory Agreement.

Under the Current Subadvisory Agreement, the Sub-Adviser is responsible for day-to-day portfolio management of the Fund. The Sub-Adviser provides these services under the Current Subadvisory Agreement in accordance with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current prospectus. The Sub-Adviser will have the same contractual obligations and duties under the New Subadvisory Agreement.

Both the Current Subadvisory Agreement and the New Subadvisory Agreement require the manager and sub-adviser to maintain all books and records with respect to the securities transactions of the Fund and to furnish the Board such periodic and special reports as the Board may request.

Fees

The Adviser pays the Sub-Adviser out of the fees it receives under the investment management agreement it has with the Trust on behalf of the Fund, and therefore the rate of investment management fees that the Fund pays will not be affected by the Sub-Adviser Acquisition. The Fund paid $                     in advisory fees to the Adviser for the fiscal year ended December 31, 2003.

The subadvisory fees under the proposed New Subadvisory Agreement, however, differ from those under the Current Subadvisory Agreement. The annual rate of subadvisory fees payable under the Current Subadvisory Agreement are: 0.50 of 1% of the first $200 million of average net assets of the Fund, 0.40% of 1% of the next $200 million of average net assets, and 0.35 of 1% of any excess over $400 million. As of June 30, 2004, the net assets of the Fund were $                    , and the Adviser paid the Sub-Adviser $                     in advisory

fees for the fiscal year ended December 31, 2003. Under the New Subadvisory Agreement, the Sub-Adviser would be paid at a rate of 0.20% of the Fund’s average daily net assets.

Payment of Expenses

Under the Current Subadvisory Agreement and the New Subadvisory Agreement, the Sub-Adviser pays all the expenses it incurs in connection with its activities under the relevant agreement, other than the cost of securities (including brokerage commissions, if any) purchased or sold for the Fund.

Brokerage

The Current Subadvisory Agreement provides that the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price or best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services in accordance with an SEC safe harbor provision. The New Subadvisory Agreement contains a substantially similar provision.

Limitation of Liability

The Current Subadvisory Agreement and New Subadvisory Agreement both generally provide that the Sub-Adviser shall not be liable to the Fund or any Fund shareholder for any action or omission in the course of, or connected with, rendering subadvisory services, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as sub-adviser.

The Current Subadvisory Agreement also generally provides that the Sub-Adviser agrees to indemnify the Adviser, the separate accounts for which the Fund is an investment, and hold them harmless against, any and all losses, claims, damages, liabilities or litigation to which the Adviser or the separate accounts may become subject insofar as such amounts arise as a result of any failure by the Sub-Adviser to adequately diversify the investment program of the Fund pursuant to the requirements of the Internal Revenue Code.

The New Subadvisory Agreement generally provides for the following indemnifications:

a) The Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities or litigation to which the Adviser or the Fund may become subject insofar as such amounts arise as a result of any failure by the Sub-Adviser to adequately diversify the investment program of the Fund pursuant to the requirements of the Internal Revenue Code;

b) The Adviser shall indemnify Sub-Adviser related persons against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively “Losses”) incurred by the Sub-Adviser or Sub-Adviser related persons arising from or in connection with the Agreement or the performance by the Sub-Adviser or Sub-Adviser related persons of its or their duties so long as such Losses arise out of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Agreement, except to the extent any such Losses result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser related person in the performance of any of its duties under, or in connection with, the Agreement; and

c) The Sub-Adviser shall indemnify the Adviser and Adviser related persons against any and all Losses incurred by the Adviser or Adviser related persons arising from or in connection with the Agreement or the performance by the Adviser or Adviser related persons of its or their duties so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the Agreement, except to the extent any such Losses result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser or an Adviser related person in the performance of any of its duties under, or in connection with, the Agreement.

Continuance

If shareholders of the Fund approve the New Subadvisory Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The New Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Trustees or by a vote of a majority of all votes attributable to the outstanding shares of the Fund, provided that in either case the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Termination

The Current Subadvisory Agreement provides that the Fund may terminate the Agreement by not more than sixty days’ written notice to the Adviser and the Sub-Adviser. The Adviser may terminate the Agreement by not less than ninety days’ written notice to the Sub-Adviser, and the Sub-Adviser may terminate the Agreement by not less than 90 days’ written notice to the Adviser.

The New Subadvisory Agreement provides that the Agreement may be terminated (i) by the Adviser on ninety (90) days’ written notice to the Sub-Adviser, and (ii) by the Trust on sixty (60) days’ written notice to the Sub-Adviser. The Sub Adviser may terminate the Agreement at any time on ninety (90) days’ written notice to the Adviser and the Trust.

Both the Current Subadvisory Agreement and New Subadvisory Agreement provide for immediate termination in the event of their assignment.

What is the Required Vote?

Approval of the New Subadvisory Agreement by the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the

Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

What Happens if Shareholders Do Not Approve the Proposal?

If shareholders do not approve the New Subadvisory Agreement, the Adviser will either directly manage the Fund’s investments on a day-to-day basis, or hire another sub-adviser, subject to any necessary Board and shareholder approvals.

ADDITIONAL INFORMATION ABOUT THE ADVISER

AND THE SUB-ADVISER

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. The Adviser is located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

The Sub-Adviser, a United Kingdom affiliate of the Adviser, is an investment adviser registered in the United States under the Advisers Act and is regulated in the United Kingdom by the Financial Services Authority. Since 1990, the Sub-Adviser has managed the overseas assets of the funds within the Delaware Investments family. The Sub-Adviser is located at Third Floor, 80 Cheapside, London, England EC2V 6EE.

As of May 31, 2004, the Adviser was managing approximately $25 billion in assets in various open-end and closed-end investment company accounts. The Sub-Adviser was managing approximately $19.5 billion in institutional or separately managed accounts and approximately $4.5 billion in mutual fund accounts as of the same date. Other affiliates of the Adviser and the Sub-Adviser were managing additional institutional and separate account assets in the amount of $[    ] billion as of that date.

Both the Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters currently in Philadelphia, Pennsylvania, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management. Delaware International Holdings Ltd., located at [                    ], is the minority shareholder of the Sub-Adviser. The DIAL Holding Company located at [address], is the majority shareholder of the Sub-Adviser.

After the closing of the Sub-Adviser Acquisition, the Sub-Adviser will continue to be owned by Delaware International Holdings Ltd. and DIAL Holding Company. After the closing of the Sub-Adviser Acquisition, DIAL Holding Company will be an indirect, wholly-owned subsidiary of an entity majority-owned and controlled by senior management of the Sub-Adviser, with a substantial minority investment by a private equity fund affiliated with Hellman & Friedman, LLC.

The Sub-Adviser also provides subadvisory services to other mutual funds with similar investment objectives to those of the Fund. The following is a list of these similar funds that are subadvised by the Sub-Adviser (and not managed by the Adviser) along with the assets of the fund and the investment subadvisory fees that each fund pays as of May 31, 2004:

Trust Name – Fund Name	Assets Under the Sub-Adviser’s Management/ Fund Size		Effective Subadvisory Fee	Type of Fund	Fee Waiver
AB Funds Trust- International Equity Fund	$ $	183,000,000/ 185,000,000	0.37%	International Equity	Investment Manager agreed to waive fees through 4/30/05
BBH Fund, Inc. - BBH International Equity Fund	$ $	110,000,000/ 115,000,000	0.41%	International Equity	None
Frank Russell Investment Company - International Fund	$ $	131,000,000/ 132,000,000	0.29%	International Equity	None
Frank Russell Investment Company - International Securities Fund		$167,000,000/ 169,000,000	0.29%	International Equity	None
Fremont Mutual Fund, Inc. - Fremont Global Fund	$ $	14,000,000/ 14,000,000	0.50%	International Equity	None
TIFF Investment Program Inc. - TIFF International Equity Fund	$ $	47,000,000/ 48,000,000	0.53%	International Equity	None
UBS PACE Select Advisors Trust - UBS PACE International Equity Investments	$ $	167,000,000/ 169,000,000	0.35%	International Equity	None

The Adviser is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (that are positions with the Adviser) are as follows: Jude T. Driscoll is the President and Chief Executive Officer of the Adviser; Lisa O. Brinkley, Senior Vice President and Compliance Officer of the Adviser; Gerald S. Frey, Managing Director and Chief Investment Officer-Growth Investing; James L. Shields, Senior Vice President and Chief Investment Officer; See Y. Quek, Executive Vice President, Managing Director-Fixed Income; Patrick P. Coyne, Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income; Joanne O. Hutcheson, Executive Vice President, Chief

Operating Officer; Joseph H. Hastings, Executive Vice President, Interim Chief Financial Officer, Treasurer, Controller; Richelle S. Maestro, Executive Vice President, General Counsel and Secretary; and John B. Fields, Senior Vice President/Trustee. The address of each of the officers and/or Directors of the Adviser is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Currently and until the closing of the Sub-Adviser Acquisition, Jude T. Driscoll is Chairman and Director of the Sub-Adviser. Clive A. Gillmore is Deputy Managing Director of the Sub-Adviser. In addition to Mr. Driscoll and Mr. Gillmore, the directors and their principal occupations with the Sub-Adviser are as follows: John C. Campbell, Director; George E. Deming, Director; Elizabeth A. Desmond, Regional Research Director/Director/Senior Portfolio Manager; John Emberson, Director/Chief Operating Officer/Secretary; John Kirk, Director/Senior Portfolio Manager; Graham R. Kitson, Vice Chairman/Director; Nigel G. May, Regional Research Director/Director/Senior Portfolio Manager; Christopher A. Moth, Director/Chief Investment Officer Fixed Income/Senior Portfolio Manager; Hamish O. Parker, Director/Senior Portfolio Manager; and David G. Tilles, Managing Director/Chief Investment Officer. The address of each of the officers and/or Directors of the Sub-Adviser, other than Messrs. Driscoll and Gillmore, is 80 Cheapside, London, England EC2V 6EE.

After the closing of the Sub-Adviser Acquisition, David G. Tilles will be the Managing Director and Chief Executive Officer of the Sub-Adviser. Clive A. Gillmore will be the Deputy Managing Director of the Sub-Adviser. In addition to Mr. Tilles and Mr. Gillmore, the directors and their principal occupations with the Sub-Adviser will be as follows: G. Roger H. Kitson, Director; Hamish O. Parker, Director; Elizabeth, A. Desmond, Regional Research Director; John Emberson, Director/Chief Operating Officer; John Kirk, Director/Global Fixed Income and Currency; Nigel G. May, Regional Research Director; and Christopher A. Moth, Director/Chief Investment Officer Global Fixed Income & Currency. The address of each of the officers and/or Directors of the Sub-Adviser is 80 Cheapside, London, England EC2V 6EE.

As of December 31, 2003, no Trustee or officer of the Trust was an officer, director, employee, general partner or shareholder of the Sub-Adviser. As of December 31, 2003, the Sub-Adviser did [not] have any affiliated brokers.

GENERAL INFORMATION

What is the share ownership of the Fund?

As of                     , the Fund had outstanding the following number of shares entitling the applicable Contract Owners to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote those shares at the Fund’s Special Meeting:

[CHART]

Lincoln Life and Lincoln New York are the stockholders of the Fund. No other person beneficially owns more than 5% of the Fund’s outstanding shares, and no trustee or officer of a Fund owns any separate account units attributable to more than one-half of one percent of the assets of the Fund.

Other Business

To the knowledge of the Trust’s Board of Trustees, there is no other business to be brought before the Special Meeting of the stockholders of the Fund. However, if other matters do properly come before the meeting, it is the intention of Lincoln Life and Lincoln New York to vote the Fund’s shares in accordance with the judgment of the Trust’s Board on such matters.

Contract Owner Proposals

Under authority granted the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meeting are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy material for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

EXHIBIT A

SUBADVISORY AGREEMENT

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of DELAWARE MANAGEMENT BUSINESS TRUST (the “Investment Manager”) and DELAWARE INTERNATIONAL ADVISERS LIMITED (the “Sub-Adviser”).

WITNESSETH:

WHEREAS, Lincoln Variable Insurance Products Trust (the “Trust”) is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and

WHEREAS, the International Fund (the “Fund”) is a series of the Trust; and

WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

WHEREAS, the Board of Trustees (the “Board” or the “Trustees”) of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the “Managed Portion”) in the manner, for the period, and on the terms hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

(b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

(i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

(ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations;

(iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent;

(iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

(vii) maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records. The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject to special and other examinations by the Securities and Exchange Commission and any governmental agency or other instrumentality having regulatory authority over the Fund. The Sub-Adviser further agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject to such reasonable periodic examinations upon reasonable notice by the Fund, the Fund’s auditors or any representative of the Fund; provided that such examinations shall be conducted in a manner so as not to unreasonably disrupt the conduct of the business of the Sub-Adviser.

(c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an “affiliated person” of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-1 under the 1940 Act.

(d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of the Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; that are applicable to the Managed Portion; (iii) the Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust’s compliance procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and (vi) the written instructions of the Investment Manager.

(e) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph 1(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

(f) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager.

(g) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund’s Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(h) The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest and federal and state registration fees.

(b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause the Managed Portion to pay a broker or dealer that provides brokerage and research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Investment Manager or the Sub-Adviser also may consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Subject to seeking best execution and compliance with applicable federal and state securities laws and regulations, the Board or the Investment Manager may direct the Sub-Adviser to effect transactions in Fund securities with respect to the Managed Portion through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment; or (ii) recognize broker-dealers for the sale of Fund shares.

(c) Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

(b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser’s provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by or on behalf of the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

(c) The Sub-Adviser shall not use the name of the Trust, the Fund, or the Investment Manager (or that of any affiliate of the Investment Manager, other than that of any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser’s provision of services pursuant to this Agreement) or otherwise refer to the Trust, the Fund or the Investment Manager in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Trust, the Fund or the Investment Manager, as applicable, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust, the Fund and the Investment Manager.

(d) This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trust, the Fund, the

Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA and the Financial Services and Markets Act 2000 of the United Kingdom (“FSMA”) or any rules or regulations adopted under any of those laws.

(b) The Sub-Adviser agrees to indemnify the Investment Manager and the Fund for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Sub-Adviser) or litigation (including legal and other expenses) to which the Investment Manager or the Fund may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of any failure by the Sub-Adviser to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Internal Revenue Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5, March 2, 1989, 54 F.R. 8730), relating to the diversification requirements for separate accounts, endowment, and life insurance contracts.

(c) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, (collectively “Losses”) incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(d) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust’s Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect for a period of two (2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

(c) This Agreement may be terminated (i) by the Investment Manager at any time, without the payment of a penalty, on ninety (90) days’ written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by the Trust at any time, without the payment of a penalty, on sixty (60) days’ written notice to the Sub-Adviser of the Trust’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on ninety (90) days’ written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Investment Management Agreement.

9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i) is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii) is or becomes publicly known or available through no wrongful act of the receiving party;

(iii) is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;

(iv) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

(v) is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days’ written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi) has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10. The Sub-Adviser represents, warrants and agrees that:

(a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund’s Board of Trustees of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c) The Sub-Adviser has provided the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d) The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, or any change in the senior management personnel of the Sub-Adviser or any change in the portfolio manager(s) of the Managed Portion, prior to or promptly after such change. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

12. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the              day of                     , 2004.

DELAWARE INTERNATIONAL ADVISERS COMPANY LIMITED	DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust

By:	By:
Name:	Name:
Title:	Title:

Attest:	Attest:
Name:	Name:
Title:	Title:

Agreed to and accepted as of the day and year first above written:

AGGRESSIVE GROWTH FUND, a series of Lincoln Variable Insurance Products Trust

By:
Name:
Title:

Attest:
Name:
Title:

SCHEDULE A

TO SUB-ADVISORY AGREEMENT

Fee Schedule

The Investment Manager will pay to the Sub-Adviser a fee each month based on the average daily net assets of the Fund during the month. The Investment Manager shall pay to the Sub-Adviser compensation at an annual rate as follows:

.20% of the average daily net assets of the Fund

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

INTERNATIONAL FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the International Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on                     , 2004 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy- direct.com
VOTE BY TELEPHONE: 1-800-597-7836

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated .

Signature

Signature (if held jointly)

_______________________________________, 2004
Date

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposal described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for the Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY                     , 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact Lincoln Life toll free at 1-888-868-2583.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Delaware International Advisers Ltd. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.	☐	☐	☐

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

INTERNATIONAL FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the International Fund that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on                     , 2004 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy- direct.com
VOTE BY TELEPHONE: 1-800-597-7836

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated .

Signature

Signature (if held jointly)

_______________________________________, 2004
Date

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposal described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY                     , 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact Lincoln Life toll free at 1-877-200-8213.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Delaware International Advisers Ltd. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.	☐	☐	☐

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

INTERNATIONAL FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the International Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on                     , 2004 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy- direct.com
VOTE BY TELEPHONE: 1-800-597-7836

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated .

Signature

Signature (if held jointly)

______________________________________, 2004
Date

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposal described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for the Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY                     , 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact Lincoln New York toll free at 1-888-868-2583.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Delaware International Advisers Ltd. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.	☐	☐	☐

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

INTERNATIONAL FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the International Fund that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on                     , 2004 and at any adjournment thereof.

VOTE VIA THE INTERNET: https://vote.proxy- direct.com
VOTE BY TELEPHONE: 1-800-597-7836

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated .

Signature

Signature (if held jointly)

_______________________________________, 2004
Date

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposal described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for the Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BY                     , 2004 USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact Lincoln New York toll free at 1-877-200-8213.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Delaware International Advisers Ltd. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.	☐	☐	☐